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                                                                   EXHIBIT 10.23


                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement (this "Amendment") is entered into this 16th day of October, 2003, by and among EL PASO PRODUCTION COMPANY and EL PASO PRODUCTION GOM INC. (collectively "El Paso") and LEHMAN COMMERCIAL PAPER INC. ("Lehman").

WHEREAS, El Paso and Lehman entered into that certain Purchase and Sale Agreement dated October 3, 2003 (the "Purchase and Sale Agreement");

WHEREAS, Exhibits "A" and "B" attached thereto contained certain errors and omissions; and

WHEREAS, El Paso and Lehman desire to correct these errors and omissions by substituting corrected exhibits.

NOW THEREFORE, in consideration of the terms and provisions of the Purchase and Sale Agreement and this Amendment, the adequacy of which is hereby acknowledged, El Paso and Lehman do hereby amend the Purchase and Sale Agreement by deleting Exhibits "A" and "B" of the Purchase and Sale Agreement and substituting in lieu thereof Exhibits "A" and "B" attached hereto and made part hereof.

This Amendment shall be effective as of October 3, 2003 (the "Effective Date").

Except as amended herein, all provisions of the Purchase and Sale Agreement shall remain unchanged and in full force and effect. No representations, memoranda, agreements or other matters, oral or written, prior to the execution of this Amendment shall vary, alter or interpret the terms hereof. The terms and provisions of this Amendment do not and shall not be interpreted to be a release by either El Paso or Lehman from any claim which such party may have; provided, however, the conduct of the parties from the Effective Date hereof shall be governed by this Amendment.

Executed the date first written above.

EL PASO PRODUCTION COMPANY                  LEHMAN COMMERCIAL PAPER INC.



By: /s/ JOHN T. ELZNER                      By: /s/ J. ROBERT CHAMBERS
    -------------------------------------       -------------------------------
    John T. Elzner, Senior Vice President       J. Robert Chambers
                                                Authorized Representative

EL PASO PRODUCTION GOM INC.



By: /s/ JOHN T. ELZNER
    -------------------------------------
    John T. Elzner, Senior Vice President